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                                                                   Exhibit 10.21


                         SCRIPTECH PHARMACEUTICALS, INC.

                             1994 STOCK OPTION PLAN

      1.    PURPOSE

      The purpose of the ScripTech Pharmaceuticals, Inc. 1994 Stock Option Plan (the "Plan") is to further the growth and development of ScripTech Pharmaceuticals, Inc. (the "Company") by granting to those persons referred to in Section 5, as an incentive and encouragement to stock ownership, options to purchase shares of Common Stock of the Company (the "Stock") and thereby obtain a proprietary interest in the enterprise and a more direct stake in the Company's continuing welfare.

      Options granted pursuant to the Plan may be incentive stock options as defined under the Internal Revenue Code of 1986, as from time to time amended (the "Code") (any option that is intended to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that do not qualify as incentive options ("nonstatutory options"), or both.

      2.    ADMINISTRATION

      The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options to such persons as the Board may select; (b) to determine the time or times when options shall be granted, when they shall be exercisable and the number of shares of Stock subject to each option; (c) to determine whether to grant incentive options or nonstatutory options or both; (d) to determine the terms and conditions of each option; (e) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time;
(f) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (g) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9, the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by him or her under an option and to waive any condition or provision of an option.

      3.    EFFECTIVE DATE AND TERM OF PLAN

      The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Company. Grants of options under the Plan may be made prior to that date (but after adoption of the Plan by the Board), subject to approval of the Plan by such shareholders.

      No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.

      4.    SHARES SUBJECT TO THE PLAN

      (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 1,885,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).
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      (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

      (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization, increase or decrease in the number of issued shares of capital stock effected without receipt of consideration by the Company, or other similar change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Board; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any determination by the Board of Directors under this
Section 5 shall be binding on all persons.

      The Board may also, in its discretion, adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in Section 7), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

      5.    ELIGIBILITY

      Persons eligible to receive options under the Plan shall be those employees, officers, directors (including without limitation non-employee directors) and consultants of the Company and its subsidiaries who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company or such subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

      Incentive options shall be granted only to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive options. Receipt of options under the Plan or of awards under any other employee benefit plan of the Company or any of its subsidiaries shall not preclude a person from receiving options or additional options under the Plan.

      6.    TERMS AND CONDITIONS OF OPTIONS

      (a) Limitations. As a condition of exercising an option, the Board may require the individual exercising the option to be subject to restrictions on transfer on the shares of Stock acquired by the individual upon exercise of the option.

      (b) Exercise Price. The exercise price of each option shall be determined by the Board. In the case of incentive options such price shall not be less than 100% (110%, in the case of an incentive option granted to a ten percent shareholder) of the fair market value per share of the Stock at the time the option is granted. For this purpose, "fair market value" in the case of incentive options shall have the same meaning as it does in the provisions of the Code arid the regulations thereunder applicable to incentive options; and "ten-percent shareholder" shall mean any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in the Code relating to incentive options, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its parent or subsidiary corporations.

      (c) Duration of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be


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the date which is ten years (five years, in the case of an incentive option granted to a "ten-percent shareholder" as defined in (b) above) from the date the option was granted or, in the case of nonstatutory options fifteen years from the date the option was granted, or such earlier date as may be specified by the Board at the time the option is granted.

      (d)   Exercise of Options.

            (1) The period for exercising an option shall be determined by the Board in each instance. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

            (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

            (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Board and (b) payment in full for the number of shares for which the option is exercised.

            (4) In the case of a nonstatutory option, the Board shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to a disposition of the Stock received upon exercise, the Board may require as a condition of exercise that the individual exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of the Code and the regulations thereunder relating to incentive options and Stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

                  The Board may provide that, if and to the extent withholding of any federal, state or local tax is required in connection with the exercise of an option, the option holder may elect, at such time and in such manner as the Board shall prescribe, to have the Company hold back from the shares to be delivered Stock having a value calculated to satisfy such withholding obligation.

            (5) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.


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      (e) Payment for and Delivery of Stock. Full payment for Stock purchased under the Plan shall be made at the tune of exercise in cash or by check, bank draft or money order payable to Company or, if so permitted by the Board, (i) through the delivery of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the exercise price or (ii) by a combination of cash and Stock or (iii) by delivery of a promissory note of the option holder to the Company, such note to be payable on such terms as are specified by the Board, or by a combination of cash (or cash and Stock) and the option holder's promissory note; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock.

      An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

      The Company shall not be obligated to deliver any shares of Stock (i) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (ii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iii) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the Stock to be issued upon exercise of an option has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

      (f) Nontransferability of Options. No option may be transferred other than by will or by the laws of descent and distribution and during a participant's lifetime an option may be exercised only by him or her.

      (g) Death. If a participant dies during the period when his or her option is exercisable, each option held by the participant immediately prior to death may be exercised, to the extent set forth below, by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within twelve (12) months following his or her death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). During such period, the option shall be exercisable only to the extent the option was exercisable at the time of the participant's death.

      (h) Termination of Employment For Cause. If a participant's employment or service with the Company and its subsidiaries is terminated for cause, no option may be exercised after the participant has ceased to be employed by or to render services to the Company. For purposes of this Section 6, "cause" is defined as follows: (i) the participant's conviction for the commission of a felony, (ii) the participant's excessive absence from work for reasons other than illness,
(iii) the participant's use of alcohol, illegal drugs or any other illegal substance in such a manner as to interfere with the performance of his or her duties, (iv) the participant's refusal to follow reasonable directives from his or her superior, or (v) the participant's failure to perform any material duty and such failure has continued for thirty days after the participant has been notified in writing by the Company of the specific nature of his or her failure to perform. Any determination by the Board that the employment or services to the Company of any participant were terminated by reason of dismissal without cause for the purposes of the Plan shall have no effect upon any determination of the rights or obligations of the Company or a participant for any other purpose.

      (i) Other Termination of Employment. If a participant's employment with the Company and its subsidiaries terminates for any reason other than termination for cause or death, all options held by the participant shall be exercisable by him or her only during the thirty (30) days following termination of his or her employment but in no event after the Final Exercise Date and only as to the number of shares, if any, as


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to which it was exercisable immediately prior to termination. For purposes of this Section 6(i), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the participant's right to re-employment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies.

      7.    MERGER. COMBINATION OR SALE OF ASSETS.

      In the event of a merger or consolidation to which the Company is a party (other than a merger or consolidation in which shareholders of the Company immediately prior to the merger or consolidation shall immediately following such merger or consolidation own securities in the resulting corporation having the right to cast more than 50% of the votes necessary to elect a majority of the Directors of the resulting corporation), or in the event of a sale or transfer of all or substantially all of the Company's assets (each a "covered transaction"), all outstanding options under the Plan shall terminate as of the effective date of the covered transaction, provided that the Board may, in its sole discretion:

            (a) make each outstanding option exercisable in full prior to the effective date of the covered transaction, or

            (b) cause the surviving or acquiring corporation to replace outstanding options with options which shall give the grantees the right, upon any subsequent exercise of such replacement options, to acquire the same kind and amount of securities and property which such grantees would have acquired if such grantees had exercised their options under the Plan immediately before the effective date of the covered transaction and continued as shareholders of the Company, or

            (c) take any other action which the Board shall deem appropriate.

      The Board shall give each holder of an outstanding option at least 30 days prior notice of the effective date of any covered transaction. Any decision made by the Board under this Section 7 shall be final and binding.

      8.    EMPLOYMENT RIGHTS

      Neither the adoption of the Plan nor the grant of options shall confer upon any person any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate the employment of a person at any time.

      9.    EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION

      Neither adoption of the Plan nor the grant of options to a person shall affect the Company's right to grant to such person options that are not subject to the Plan, to issue to such person Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

      The Board may at any time discontinue granting options under the Plan. The Board may at any time alter, terminate, discontinue, suspend or amend the Plan. The Board may not, however, without the requisite shareholder approval, increase the maximum number of shares subject to the Plan or alter the class of persons eligible to participate in the Plan, or, without the consent of the participant, alter or impair any option previously granted to a participant under the Plan, except as provided in Sections 2 and 7.


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